Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MCX Technologies Corporation (the “Company”) on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregg Budoi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Company lacks the financial resources to complete an audit of its December 31, 2023 financial statements and, as such, the financial results presented in this Report are based on unaudited financial statements; otherwise, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 15th day of April 2024

/s/ GREGG BUDOI
Gregg Budoi
Interim Chief Financial Officer